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     SUPPLEMENT NO. 2 dated January 3, 2003

TO   PROSPECTUS dated May 1, 2002


FOR  STATE STREET RESEARCH LARGE-CAP GROWTH FUND
     A SERIES OF STATE STREET RESEARCH GROWTH TRUST


     INVESTMENT MANAGEMENT

     Under the caption "Investment Management" at page 8 of the prospectus, the third paragraph is revised in its entirety to read as follows:

     "Mr. Jeffrey Lindsey and Mr. Edward Dowd are co-portfolio managers of the fund. They have been responsible for the day-to-day management of the fund since January 2003. A managing director, Mr. Lindsey joined the firm in 2002. During the past five years, he has also served as a managing director and senior vice president at Putnam Investments. A vice president, Mr. Dowd joined the firm in 2002. During the past five years he has also served as a vice president at Independence Investment LLC and an equity research associate at Donaldson, Lufkin and Jenrette."



                                                                   LCG-7006-0103
     [STATE STREET RESEARCH LOGO]                Control Number: (exp0303)SSR-LD